UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 19, 2006
(Date of earliest event reported)

THINK PARTNERSHIP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

28050 US 19 North Suite 509 Clearwater, Florida 33761
(Address of Principal Executive Offices)

(727) 324-0046
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On October 20, 2006, Think Partnership, Inc. (the “Company”) issued a press release announcing the approval of all corporate proposals at its Annual Meeting of Shareholders held October 19, 2006 in Chicago, Illinois. At the Annual Meeting, shareholders of the Company elected five individuals to serve as members of its Board of Directors, ratified its independent registered public accountant, and approved the issuance of shares that may be issued as additional earnout consideration in connection with the Company’s prior acquisitions of Vintacom Holdings, Inc., Morex Marketing Group, Inc., Litmus Media, Inc. and iLead Media, Inc. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press Release, dated October 20, 2006, announcing results of shareholder meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2006

THINK PARTNERSHIP INC.

	By:	/s/ Scott P. Mitchell
	Name:	Scott P. Mitchell
	Title:	Chief Executive Officer

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